Takes Inline Marketing to the Next Level

One World Volume is HERE!

We are proud to introduce the newest members of the family…

GiantCeuticals, Inc.

Welcome! Jackson Wen, President & CEO oFounder of BioCalth, Int’l. GiantCeuticals and Herb Source. oOver 20 Years of Industry Experience oInternational Trade Expert oNutraceutical Product Pioneer oPhilanthropist

Welcome! Sophia Li, Chairwoman oCo-Founder of BioCalth, Int’l, Giant Ceuticals, and Herb Source oFounder and Chairwoman of the BioCalth Foundation for Preventative Health, a charitable organization oInternational Spokesperson for Health & Wellness oPhilanthropist

Welcome! Dr. Jing Liang, MD. PhD o Associate Professor of Molecular & Medical Pharmacology at the David Geffen School of Medicine, UCLA o 20 + Years in Pharmaceutical Research and Development o Over 15 Years of Teaching Experience in Basic Neuroscience for Undergraduate and Graduate Programs at UCLA o Researcher, Department of Molecular & Medical Pharmacology, UCLA o Inventor and holds several patents in Medical and Pharmacology products

And, Welcome to the Entire Family!

This is where Inline Marketing Meets One World Volume!

Where are BioCalth Products Sold around the world?

Meaning you earn money from BioCalth products sold around the world!

BioCalth Combines Amazing People…

Worldwide Patented Products

And an a State-of-the-Art Facility

BioCalth Produces a Complete Line of Award-Winning Products (Awards from the top 5 retail drug chains in Asia!)

A 25,000 SF State-of-the-Art, Manufacturing Plant, Distribution Center Home of livethesource®Asian Operations

Distributed and Sold Stores Around the World

And tonight, we introduce to you the President of the Asian Operations… Jackson Wen

BioCalth is the “Next Big Thing”… And it is here today!

We Welcome BioCalth to the family!

livethesource®
science | nature | wellness

Takes Inline Marketing to the Next Level

One World Volume is HERE!

livethesource®
science | nature | wellness

We are proud to introduce the newest members of the

livethesource®

family…

livethesource®
science | nature | wellness

BioCalth®

GiantCeuticals, Inc.

藥源 Herb Source®

livethesource®
science | nature | wellness

Welcome! Jackson Wen, President & CEO



- Founder of BioCalth, Int'l. GiantCeuticals and Herb Source.
- Over 20 Years of Industry Experience
- International Trade Expert
- Nutraceutical Product Pioneer
- Philanthropist

Welcome! Sophia Li, Chairwoman

- Co-Founder of BioCalth, Int'l, Giant Ceuticals, and Herb Source
- Founder and Chairwoman of the BioCalth Foundation for Preventative Health, a charitable organization
- International Spokesperson for Health & Wellness
- Philanthropist



livethesource®
science | nature | wellness

Welcome! Dr. Jing Liang, MD. PhD

- Associate Professor of Molecular & Medical Pharmacology at the David Geffen School of Medicine, UCLA
- 20 + Years in Pharmaceutical Research and Development
- Over 15 Years of Teaching Experience in Basic Neuroscience for Undergraduate and Graduate Programs at UCLA
- Researcher, Department of Molecular & Medical Pharmacology, UCLA
- Inventor and holds several patents in Medical and Pharmacology products



livethesource
science | nature | wellness

And, Welcome to the Entire

BioCalth®

Family!




Blast


Blast


BioCalth






Blast



livethesource
science | nature | wellness

This is where Inline Marketing Meets One World Volume!



livethesource
science | nature | wellness

Where are BioCalth Products Sold around the world?



Singapore Taiwan Thailand Malaysia China Russia UK

livethesource
science | nature | wellness

Meaning you earn money from BioCalth products sold around the world!

livethesource®
science | nature | wellness



Singapore Taiwan Thailand
Malaysia China Russia UK

livethesource®
science | nature | wellness

BioCalth Combines Amazing People…

livethesource
science | nature | wellness

Worldwide Patented Products

livethesource®
science | nature | wellness

And an a State-of-the-Art Facility









livethesource®
science | nature | wellness

BioCalth Produces a Complete Line of Award-Winning Products

(Awards from the top 5 retail drug chains in Asia!)



BioCalth


HWB




Blast
Blast
Blast
BioCalth

A 25,000 SF State-of-the-Art, Manufacturing Plant, Distribution Center Home of livethesource® Asian Operations









livethesource®
science | nature | wellness

Distributed and Sold Stores Around the World


MEDiC
BioCalth


HEALTH & BEAUTY
guardian
CANMAKE



livethesource®
science | nature | wellness

And tonight, we introduce to you the President of the

livethesource®

Asian Operations…

Jackson Wen



livethesource®
science | nature | wellness

BioCalth is the "Next Big Thing"…

And it is here today!

We Welcome BioCalth

to the

livethesource® family!

livethesource®
science | nature | wellness